SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2004

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2004-A
(Issuer of the Notes)

COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Depositor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware Delaware	333-112232-01 333-112232	56-2452349 13-18182121

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

100 Riverside Parkway, Suite 125, Fredericksburg, Virginia                  22406

(Address of principal executive offices)                                                   (Zip Code)

Registrant's telephone number, including area code (540) 374-1600

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

          This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by Collegiate Funding Services Education Loan Trust 2004-A of $1,113,400,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2004-A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

                Exhibit No.

                1.1      An Underwriting Agreement, dated as of April 16, 2004, among Citigroup Global Markets Inc., J. P. Morgan Securities Inc. and UBS Securities LLC as underwriters, Collegiate Funding Services, L.L.C. and Collegiate Funding of Delaware, L.L.C.

                4.1      An Indenture of Trust, dated as of April 1, 2004, between Collegiate Funding Services Education Loan Trust 2004-A and U.S. Bank National Association, as eligible lender trustee and as trustee.

                 25.1      Statement of eligibility of trustee on Form T-1.

                 99.1      An Amended and Restated Trust Agreement, dated as of April 1, 2004 between Collegiate Funding of Delaware, L.L.C., as Depositor and Wilmington Trust Company, as Delaware Trustee.

                 99.2      A Master Servicing Agreement, dated as of April 1, 2004, between Collegiate Funding Services Education Loan Trust 2004-A and Collegiate Funding Master Servicing, L.L.C.

                99.3      An Administration Agreement, dated as of April 1, 2004 among Collegiate Funding Services Education Loan Trust 2004-A, as Issuer, Wilmington Trust Company, as Delaware Trustee, U.S. Bank National Association, as Indenture Trustee and Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2004-A
COLLEGIATE FUNDING OF DELAWARE, L.L.C. (Co-Registrants)

Dated: May 12, 2004	Collegiate Funding of Delaware, L.L.C. as Co-Registrant By: /s/ Daniel Long Name: Daniel Long Title: Vice President

Dated: May 12, 2004	Collegiate Funding Services Education Loan
Trust 2004-A, as Co-Registrant,
by Collegiate Funding Portfolio
Administration, L.L.C. as Administrator

By: /s/ Daniel Long
      Name: Daniel Long
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

1.1	An Underwriting Agreement, dated as of April 16, 2004, among Citigroup Global Markets Inc., J. P. Morgan Securities Inc. and UBS Securities LLC as underwriters, Collegiate Funding Services, L.L.C. and Collegiate Funding of Delaware, L.L.C.

4.1	An Indenture of Trust, dated as of April 1, 2004, between Collegiate Funding Services Education Loan Trust 2004-A and U.S. Bank National Association, as eligible lender trustee and as trustee.

25.1	Statement of eligibility of trustee on Form T-1.

99.1	An Amended and Restated Trust Agreement, dated as of April 1, 2004 between Collegiate Funding of Delaware, L.L.C., as Depositor and Wilmington Trust Company, as Delaware Trustee.

99.2	A Master Servicing Agreement, dated as of April 1, 2004, between Collegiate Funding Services Education Loan Trust 2004-A and Collegiate Funding Master Servicing, L.L.C.

99.3	An Administration Agreement, dated as of April 1, 2004 among Collegiate Funding Services Education Loan Trust 2004-A, as Issuer, Wilmington Trust Company, as Delaware Trustee, U.S. Bank National Association, as Indenture Trustee and Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator.